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                                                                   Exhibit 23(e)

                               SOUTHARD FINANCIAL

We hereby consent to the inclusion in this registration statement on Form S-4 of our opinion dated October 12, 1994 and its supplement dated January 24, 1995 and to all references to our firm in the registration statement.

                                                           SOUTHARD FINANCIAL

January 30, 1995

                                                           Douglas K. Southard
                                                           -------------------
                                                           Douglas K. Southard